Exhibit 99.1

CDK GLOBAL, INC. REPORTS FIRST QUARTER FISCAL 2021 RESULTS

Revenues rebound 10% from last quarter; Full year guidance with strong top and bottom line growth

HOFFMAN ESTATES, IL, November 2, 2020 - CDK Global, Inc. (NASDAQ:CDK) today announced financial results for its fiscal 2021 first quarter ended September 30, 2020.

"We are starting the year off strong as the strategic investments we’ve made over the last two years increase our momentum and deliver accelerated results. Driven by our dealer-centric focus and the visible progress we've made on our technology roadmap, we achieved record first quarter sales and seven straight quarters of year-over-year site growth in our key North America auto market," said Brian Krzanich, CDK chief executive officer. "Building off the strength of our core business, we are leading in strategic innovations and transforming the way the industry connects."

"We delivered revenue of $494 million for the quarter, up ten percent from last quarter and similar to Q1 of last year, which exceeded our expectations." said Joe Tautges, CDK chief financial officer. "We achieved improvement in both our top and bottom line underlying performance, while we continued to invest in the business. Our first quarter results give us the confidence to provide full-year FY'21 guidance and, given the momentum we are seeing in the business, we are giving our long-term outlook into FY'22 and beyond."

First Quarter Fiscal 2021 Results

CDK Global, Inc.	Q1 2021	Change from Q1 2020
($ million except per share)

GAAP Revenues	$493.6	—%
GAAP Earnings before income taxes	84.2	-19%
Non-GAAP Adjusted earnings before income taxes	138.3	+5%
GAAP Diluted earnings attributable to CDK per share	0.46	-31%
Non-GAAP Adjusted diluted earnings attributable to CDK per share	0.82	+4%
GAAP Net earnings attributable to CDK	55.7	-32%
GAAP Net earnings attributable to CDK margin	11.3%	-530 bps
Non-GAAP Adjusted EBITDA	195.2	+4%
Non-GAAP Adjusted EBITDA margin	39.5%	140 bps

The non-GAAP (adjusted) results and guidance presented in this press release represent non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are provided in the tables at the end of this press release.

Impacts to the First Quarter Fiscal 2021:

•	Foreign exchange rates: Growth in revenues was positively impacted one percentage point and adjusted earnings before income taxes were negatively impacted one percentage point by foreign exchange rates for the quarter.

•	Tax rate: The GAAP effective tax rate for the quarter was 31.4%, compared to 24.6% in last year’s first quarter. The adjusted effective tax rate for the quarter was 26.0%, compared to 25.0% in last year’s first quarter.

CDK Segment Information - North America

CDK North America	Q1 2021	Change from Q1 2020
($ million)

Revenues	$413.7	-1%
GAAP Earnings before income taxes	139.9	-3%
GAAP Earnings before income taxes margin	33.8%	-70 bps
Non-GAAP Adjusted earnings before income taxes	160.8	-4%
Non-GAAP Adjusted earnings before income taxes margin	38.9%	-120 bps

CDK Segment Information - International

CDK International	Q1 2021	Change from Q1 2020
($ million)

Revenues	$79.9	+4%
Constant currency revenues	77.6	+1%
GAAP Earnings before income taxes	17.3	+14%
GAAP Earnings before income taxes margin	21.7%	190 bps
Non-GAAP Adjusted earnings before income taxes	26.2	+71%
Non-GAAP Adjusted earnings before income taxes margin	32.8%	1290 bps

Fiscal 2021 Annual Guidance

The fiscal 2021 guidance is provided on both a GAAP and a Non-GAAP (adjusted) basis.

CDK Global, Inc. - GAAP BASIS	FY 2021 GAAP GUIDANCE
($ million except per share)

Revenues	$2,000 - 2,050
GAAP Diluted earnings attributable to CDK per share	$2.20 - $2.50
GAAP Net earnings attributable to CDK	$270 - 310
GAAP Effective tax rate	26 - 27%

CDK Global, Inc. - Non-GAAP BASIS	FY 2021 ADJ. GUIDANCE
($ million except per share)

Revenues	$2,000 - 2,050
Non-GAAP Adjusted diluted earnings attributable to CDK per share	$3.10 - $3.40
Non-GAAP Adjusted EBITDA	$760 - 800
Non-GAAP Adjusted effective tax rate	24 - 25%

Long-Term Growth Outlook

We expect long-term revenue to grow at mid-single digit rates, with mid-single digit adjusted EBITDA growth in 2021 and 2022 before re-accelerating to a high-single digit or low-double digit growth target in 2023 and beyond.

For our long-term growth outlook of adjusted EBITDA, the information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of our control. Therefore, because of the uncertainty and variability of the nature and amount of future adjustments, which could be significant, no reconciliation is being provided at this time.

Website Schedules

Other financial information, including financial statements and supplementary schedules presented on a GAAP and adjusted basis, and the schedule of quarterly revenues and pretax earnings by reportable segment have been updated for the first quarter ended September 30, 2020 and will be posted to the CDK Investor Relations website, https://investors.cdkglobal.com, in the “Financial Information” section.

Webcast and Conference Call

An analyst conference call will be held today, Monday, November 2, 2020 at 4:00 p.m. CT. A live webcast of the call will be available on a listen-only basis. To listen to the webcast, go to the CDK Investor Relations website, https://investors.cdkglobal.com, and click on the webcast icon. A supplemental slide presentation will be available to download and print about 30 minutes before the webcast at the CDK Investor Relations website at https://investors.cdkglobal.com. CDK financial news releases, current financial information, SEC filings and Investor Relations presentations are accessible at the same website.

About CDK Global

With $2 billion in revenues, CDK Global (NASDAQ:CDK) is a leading global provider of integrated information technology solutions to the automotive retail and adjacent industries. Focused on enabling end-to-end automotive commerce, CDK Global provides solutions to dealers in more than 100 countries around the world, serving approximately 30,000 retail locations and most automotive manufacturers. CDK solutions automate and integrate all parts of the dealership and buying process, including the acquisition, sale, financing, insuring, parts supply, repair and maintenance of vehicles. Visit cdkglobal.com.

Safe Harbor for Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including: the Company’s business outlook, including the Company’s GAAP and adjusted fiscal 2021 guidance; other plans; objectives; forecasts; goals; beliefs; business strategies; future events; business conditions; results of operations; financial position and business outlook and trends; and other information, may be forward-looking statements. Words such as "might," "will," "may," "could," "should," "estimates," "expects," "continues," "contemplates," "anticipates," "projects," "plans," "potential," "predicts," "intends," "believes," "forecasts," "future," "assumes," and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on management's expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed, or implied by, these forward-looking statements.

Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the Company’s expectations regarding the potential impacts on the Company’s business of the outbreak of the COVID-19 pandemic; the Company’s success in obtaining, retaining and selling additional services to customers; the pricing of the Company’s products and services; overall market and economic conditions, including interest rate and foreign currency trends, and technology trends; adverse global economic conditions and credit markets and volatility in the countries in which we do business; auto sales and related industry changes; competitive conditions; changes in regulation; changes in technology, security breaches, interruptions, failures and other errors involving the Company’s systems; availability of skilled technical employees/labor/personnel; the impact of new acquisitions and divestitures; employment and wage levels; availability of capital for the payment of debt service obligations or dividends or the repurchase of shares; any changes to the Company’s credit ratings and the impact of such changes on financing costs, rates, terms, debt service obligations, access to capital market and working capital needs; the impact of the Company’s indebtedness, access to cash and financing, and ability to secure financing, or financing at attractive rates; the onset of or developments in litigation involving contract, intellectual property, competition, shareholder, and other matters, and governmental investigations; and the ability of the Company’s significant stockholders and their affiliates to significantly influence the Company’s decisions or cause it to incur significant costs.

There may be other factors that may cause the Company’s actual results, performance or achievements to differ materially from those expressed in, or implied by, the forward-looking statements. The Company gives no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on its results of operations and financial condition. You should carefully read the factors described in the Company’s reports filed with the Securities and Exchange Commission ("SEC"), including those discussed under "Part I, Item 1A. Risk Factors" in its most recent Annual Report on Form 10-K and its most recent Quarterly Report on Form 10-Q for a description of certain risks that could, among other things, cause the Company’s actual results to differ from any forward-looking statements contained herein. These filings can be found on the Company’s website at https://investors.cdkglobal.com and the SEC's website at www.sec.gov.

All forward-looking statements speak only as of the date of this press release even if subsequently made available by the Company on its website or otherwise. The Company disclaims any obligation to update or revise any forward-looking statements that may be made to reflect new information or future events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Investor Relations Contact: Julie Schlueter 847.485.4643 julie.schlueter@cdk.com	Media Contact: Roxanne Pipitone 847.485.4423 roxanne.pipitone@cdk.com

CDK Global, Inc.

Consolidated Statements of Operations

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended
	September 30,
	2020	2019
Revenues	$493.6	$494.6

Expenses:
Cost of revenues	262.1	247.3
Selling, general and administrative expenses	112.2	107.9
Restructuring expenses	8.7	—
Litigation provision	12.0	—
Total expenses	395.0	355.2

Operating earnings	98.6	139.4

Interest expense	(34.7)	(37.7)
Loss from equity method investment	(3.4)	—
Other income, net	23.7	2.3

Earnings before income taxes	84.2	104.0

Provision for income taxes	(26.4)	(25.6)

Net earnings from continuing operations	57.8	78.4
Net earnings from discontinued operations	0.2	5.7
Net earnings	58.0	84.1
Less: net earnings attributable to noncontrolling interest	2.3	2.1
Net earnings attributable to CDK	$55.7	$82.0

Net earnings attributable to CDK per share - basic:
Continuing operations	$0.46	$0.63
Discontinued operations	—	0.05
Total net earnings attributable to CDK per share - basic	$0.46	$0.68

Net earnings attributable to CDK per share - diluted:
Continuing operations	$0.46	$0.62
Discontinued operations	—	0.05
Total net earnings attributable to CDK per share - diluted	$0.46	$0.67

Weighted-average common shares outstanding:
Basic	121.7	121.4
Diluted	122.3	122.0

CDK Global, Inc.

Consolidated Balance Sheets

(In millions)

(Unaudited)

	September 30,	June 30,
	2020	2020
Assets
Current assets:
Cash and cash equivalents	$281.1	$215.7
Accounts receivable, net of allowances	288.7	300.0
Other current assets	176.4	169.9
Total current assets	746.2	685.6
Property, plant and equipment, net	105.2	109.1
Other assets	464.4	475.7
Goodwill	1,362.9	1,348.5
Intangible assets, net	237.0	235.2
Total assets	$2,915.7	$2,854.1

Liabilities and Stockholders' Deficit
Current liabilities:
Current maturities of long-term debt and finance lease liabilities	$320.5	$20.7
Accounts payable	39.4	39.4
Accrued expenses and other current liabilities	232.4	223.8
Litigation liability	69.0	57.0
Accrued payroll and payroll-related expenses	68.9	78.0
Short-term deferred revenues	104.2	107.9
Total current liabilities	834.4	526.8
Long-term debt and finance lease liabilities	2,356.9	2,655.1
Long-term deferred revenues	47.0	52.8
Deferred income taxes	79.5	78.4
Other liabilities	112.4	121.7
Total liabilities	3,430.2	3,434.8

Stockholders' Deficit:
Preferred stock	—	—
Common stock	1.6	1.6
Additional paid-in capital	689.7	687.9
Retained earnings	1,074.6	1,045.5
Treasury stock, at cost	(2,298.2)	(2,305.2)
Accumulated other comprehensive loss	1.3	(25.9)
Total CDK stockholders' deficit	(531.0)	(596.1)
Noncontrolling interest	16.5	15.4
Total stockholders' deficit	(514.5)	(580.7)
Total liabilities and stockholders' deficit	$2,915.7	$2,854.1

CDK Global, Inc.

Consolidated Statements of Cash Flows

(In millions)

(Unaudited)

	Three Months Ended
	September 30,
	2020	2019
Cash Flows from Operating Activities:
Net earnings	$58.0	$84.1
Less: net earnings from discontinued operations	0.2	5.7
Net earnings from continuing operations	57.8	78.4
Adjustments to reconcile net earnings from continuing operations to cash flows provided by operating activities:
Depreciation and amortization	24.9	23.5
Loss from equity method investment	3.4	—
Deferred income taxes	2.5	—
Stock-based compensation expense	13.1	2.9
Other	2.2	6.4
Changes in assets and liabilities, net of effect from acquisitions of businesses:
Change in accounts receivable	13.4	(8.1)
Change in other assets	(8.5)	(4.5)
Change in accounts payable	(0.6)	(5.5)
Change in accrued expenses and other liabilities	(8.5)	(28.7)
Net cash flows provided by operating activities, continuing operations	99.7	64.4
Net cash flows provided by operating activities, discontinued operations	—	7.8
Net cash flows provided by operating activities	99.7	72.2

Cash Flows from Investing Activities:
Capital expenditures	(7.2)	(3.1)
Capitalized software	(14.8)	(10.3)
Investment in certificates of deposit	—	(12.0)
Net cash flows used in investing activities, continuing operations	(22.0)	(25.4)
Net cash flows used in investing activities, discontinued operations	—	(2.5)
Net cash flows used in investing activities	(22.0)	(27.9)

Cash Flows from Financing Activities:
Proceeds from long-term debt	5.0	—
Repayments of long-term debt and finance lease liabilities	(5.3)	(5.2)
Dividends paid to stockholders	(18.2)	(18.2)
Proceeds from exercises of stock options	0.3	2.7
Withholding tax payments for stock-based compensation awards	(3.7)	(5.2)
Dividend payments to noncontrolling owners	(1.2)	(4.4)
Acquisition-related payments	—	(3.6)
Net cash flows used in financing activities, continuing operations	(23.1)	(33.9)
Net cash flows used in financing activities, discontinued operations	—	—
Net cash flows used in financing activities	(23.1)	(33.9)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	8.6	(7.4)
Net change in cash, cash equivalents and restricted cash	63.2	3.0
Cash, cash equivalents, and restricted cash, beginning of period	232.2	321.1
Cash, cash equivalents, and restricted cash, end of period	$295.4	$324.1

CDK Global, Inc.

Consolidated Adjusted Financial Information

(In millions, except per share amounts)

(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated the following additional adjustments in our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods.

	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Revenues (a)	$493.6	$494.6	$(1.0)	—%
Impact of exchange rates	(2.1)	—
Constant currency revenues (a) (b)	$491.5	$494.6	$(3.1)	(1)%

Earnings before income taxes (a)	$84.2	$104.0	$(19.8)	(19)%
Margin	17.1%	21.0%	-390 bps
Total stock-based compensation	13.1	2.9
Amortization of acquired intangible assets	4.2	4.0
Transaction and integration-related costs	7.1	8.5
Legal and other expenses related to regulatory and competition matters	14.0	7.4
Business process modernization program	2.9	4.3
Restructuring expenses	8.7	—
Officer transition expense	1.1	—
Net adjustments related to loss from equity method investment	3.0	—
Adjusted earnings before income taxes (a) (b)	$138.3	$131.1	$7.2	5%
Adjusted margin	28.0%	26.5%	150 bps
Impact of exchange rates	0.2	—
Constant currency adjusted earnings before income taxes (a) (b)	$138.5	$131.1	$7.4	6%

	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Provision for income taxes (a)	$26.4	$25.6	$0.8	3%
Effective tax rate	31.4%	24.6%
Income tax effect of pre-tax adjustments	9.5	6.0
Impact of U.S tax reform	—	1.2
Adjusted provision for income taxes (a) (b)	$35.9	$32.8	$3.1	9%
Adjusted effective tax rate	26.0%	25.0%

	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Net earnings	$58.0	$84.1	$(26.1)	(31)%
Less: net earnings attributable to noncontrolling interest	2.3	2.1
Net earnings attributable to CDK	$55.7	$82.0	$(26.3)	(32)%
Net earnings from discontinued operations	(0.2)	(5.7)
Total stock-based compensation	13.1	2.9
Amortization of acquired intangible assets (c)	4.1	3.9
Transaction and integration-related costs	7.1	8.5
Legal and other expenses related to regulatory and competition matters (c)	14.0	7.4
Business process modernization program	2.9	4.3
Restructuring expenses (c)	8.7	—
Officer transition expense	1.1	—
Net adjustments related to loss from equity method investment	3.0	—
Income tax effect on pre-tax adjustments	(9.5)	(6.0)
Impact of U.S tax reform	—	(1.2)
Adjusted net earnings attributable to CDK (a) (b) (c)	$100.0	$96.1	$3.9	4%

	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Diluted earnings attributable to CDK per share	$0.46	$0.67	$(0.21)	(31)%
Net earnings from discontinued operations	—	(0.05)
Total stock-based compensation	0.11	0.03
Amortization of acquired intangible assets (c)	0.03	0.03
Transaction and integration-related costs	0.06	0.07
Legal and other expenses related to regulatory and competition matters (c)	0.12	0.06
Business process modernization program	0.02	0.04
Restructuring expenses (c)	0.07	—
Officer transition expense	0.01	—
Net adjustments related to loss from equity method investment	0.02	—
Income tax effect on pre-tax adjustments	(0.08)	(0.05)
Impact of U.S tax reform act	—	(0.01)
Adjusted diluted earnings attributable to CDK per share (a) (b) (c)	$0.82	$0.79	$0.03	4%

Weighted-average common shares outstanding:
Diluted	122.3	122.0

	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Net earnings attributable to CDK	$55.7	$82.0	$(26.3)	(32)%
Margin	11.3%	16.6%	-530 bps
Net earnings attributable to noncontrolling interest	2.3	2.1
Net earnings from discontinued operations	(0.2)	(5.7)
Provision for income taxes	26.4	25.6
Interest expense	34.7	37.7
Depreciation and amortization	24.9	23.5
Total stock-based compensation	13.1	2.9
Transaction and integration-related costs	7.1	8.5
Legal and other expenses related to regulatory and competition matters	14.0	7.4
Business process modernization program	2.9	4.3
Restructuring expenses	8.7	—
Officer transition expense	1.1	—
Net adjustments related to loss from equity method investment	4.5	—
Adjusted EBITDA (a) (b)	$195.2	$188.3	$6.9	4%
Adjusted margin	39.5%	38.1%	140 bps

	Three Months Ended
	September 30,
	2020	2019
Net cash flows provided by operating activities	$99.7	$72.2
Net cash flows provided by operating activities - discontinued operations	—	(7.8)
Capital expenditures	(7.2)	(3.1)
Capitalized software	(14.8)	(10.3)
Change in restricted cash	2.2	(1.3)
Free cash flow from continuing operations (a) (b)	$79.9	$49.7

(a) Excludes amounts attributable to discontinued operations.

(b) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

(c) The portion of expense related to noncontrolling interest of $0.1 million and $0.1 million has been removed from amortization of acquired intangible assets during the three months ended September 30, 2020 and 2019, respectively.

CDK Global, Inc.

Segment Adjusted Financial Data

(In millions)

(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporated additional adjustments in our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods.

	Segment Revenues
	Three Months Ended
	September 30,		Change
	2020	2019	$	%
CDK North America (a)	$413.7	$417.7	$(4.0)	(1)%
CDK International (b)	79.9	76.9	3.0	4%
Total	$493.6	$494.6	$(1.0)	—%

	Segment Adjusted Earnings before Income Taxes
	Three Months Ended
	September 30,		Change
	2020	2019	$	%
CDK North America (a)	$160.8	$167.7	$(6.9)	(4)%
Margin	38.9%	40.1%	-120 bps
CDK International (b)	26.2	15.3	10.9	71%
Margin	32.8%	19.9%	1290 bps
Other (c)	(48.7)	(51.9)	3.2	(6)%
Total	$138.3	$131.1	$7.2	5%
Margin	28.0%	26.5%	150 bps

(a) The table below presents a reconciliation of: (i) revenues to constant currency revenues; and (ii) earnings before income taxes to constant currency adjusted earnings before income taxes for the CDK North America segment.

CDK North America	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Revenues	$413.7	$417.7	$(4.0)	(1)%
Impact of exchange rates	0.2	—
Constant currency revenues (d)	$413.9	$417.7	$(3.8)	(1)%

Earnings before income taxes	$139.9	$144.2	$(4.3)	(3)%
Margin %	33.8%	34.5%	-70 bps
Amortization of acquired intangible assets	4.0	3.9
Transaction and integration-related costs	—	7.9
Legal and other expenses related to regulatory and competition matters	14.0	7.4
Business process modernization program	2.9	4.3
Adjusted earnings before income taxes (d)	$160.8	$167.7	$(6.9)	(4)%
Adjusted Margin %	38.9%	40.1%	-120 bps
Impact of exchange rates	0.1	—
Constant currency adjusted earnings before income taxes (d)	$160.9	$167.7	$(6.8)	(4)%

(b) The table below presents a reconciliation of: (i) revenues to constant currency revenues; and (ii) earnings before income taxes to constant currency adjusted earnings before income taxes, for the CDK International segment.

CDK International	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Revenues	$79.9	$76.9	$3.0	4%
Impact of exchange rates	(2.3)	—
Constant currency revenues (d)	$77.6	$76.9	$0.7	1%

Earnings before income taxes	$17.3	$15.2	$2.1	14%
Margin %	21.7%	19.8%	190 bps
Amortization of acquired intangible assets	0.2	0.1
Restructuring expenses	8.7	—
Adjusted earnings before income taxes (d)	$26.2	$15.3	$10.9	71%
Adjusted Margin %	32.8%	19.9%	1290 bps
Impact of exchange rates	0.1	—
Constant currency adjusted earnings before income taxes (d)	$26.3	$15.3	$11.0	72%

(c) The table below presents a reconciliation of loss before income taxes to adjusted loss before income taxes for the Other segment.

Other	Three Months Ended
	September 30,		Change
	2020	2019	$	%
Loss before income taxes	$(73.0)	$(55.4)	$(17.6)	32%
Total stock-based compensation	13.1	2.9
Transaction and integration-related costs	7.1	0.6
Officer transition expense	1.1	—
Net adjustments related to loss from equity method investment	3.0	—
Adjusted loss before income taxes (d)	$(48.7)	$(51.9)	$3.2	(6)%

(d) Refer to the Non-GAAP Financial Measures section of this earnings release for additional information on our non-GAAP adjustments.

CDK Global, Inc.

Revenue Disaggregation

(In millions)

(Unaudited)

The following table presents segment revenues by revenue category for the three months ended September 30, 2020 and 2019:

	Three Months Ended
	September 30,		Change
	2020	2019	$	%
CDK North America
Subscription	$323.9	$332.4	$(8.5)	(3)%
On-site license and installation	1.7	2.1	(0.4)	(19)%
Transaction	43.9	42.7	1.2	3%
Other	44.2	40.5	3.7	9%
Total CDK North America	$413.7	$417.7	$(4.0)	(1)%
CDK International
Subscription*	$67.4	$63.3	$4.1	6%
On-site license and installation*	8.0	8.9	(0.9)	(10)%
Other	4.5	4.7	(0.2)	(4)%
Total CDK International	$79.9	$76.9	$3.0	4%

CDK Global
Subscription*	$391.3	$395.7	$(4.4)	(1)%
On-site license and installation*	9.7	11.0	(1.3)	(12)%
Transaction	43.9	42.7	1.2	3%
Other	48.7	45.2	3.5	8%
Total CDK Global	$493.6	$494.6	$(1.0)	—%

*During the fourth quarter of fiscal 2020, the Company determined that certain revenue in the CDKI segment categorized as Subscription should be reported as On-site license and installation. As a result, for the three months ended September 30, 2019, the Company has reclassified $4.4 million of revenue to conform to the current year presentation. The Company believes this reclassification is not material. The reclassification did not impact the Consolidated Statements of Operations.

CDK Global, Inc.

Consolidated Fiscal 2021 Guidance

(In millions, except per share amounts)

(Unaudited)

As described below under the Non-GAAP Financial Measures section of this press release, we incorporate earnings from discontinued operations in our calculations of adjusted net earnings attributable to CDK, and adjusted diluted net earnings attributable to CDK per share. The table below includes these adjustments for fiscal 2021 guidance.

	Fiscal 2021
	Point Estimate (a)	Guidance
Revenues (b)	$2,025	$2,000 - 2,050

Earnings before income taxes (b)	$405
Total stock-based compensation	50
Amortization of acquired intangible assets	15
Transaction and integration-related costs	12
Legal and other expenses related to regulatory and competition matters	25
Business process modernization program	15
Restructuring expenses	10
Officer transition expense	1
Net adjustments related to loss from equity method investment	12
Adjusted earnings before income taxes (b)(c)	$545

	Fiscal 2021
	Point Estimate (a)	Guidance

Provision for income taxes (b)	$107
Effective tax rate	26.4%	26 - 27%
Income tax effect of pre-tax adjustments	27
Adjusted provision for income taxes (b)(c)	$134
Adjusted effective tax rate	24.6%	24 - 25%

	Fiscal 2021
	Point Estimate (a)	Guidance
Net earnings (b)	$297
Less: net earnings attributable to noncontrolling interest	8
Net earnings attributable to CDK (b)	$289
Total stock-based compensation	50
Amortization of acquired intangible assets	15
Transaction and integration-related costs	12
Legal and other expenses related to regulatory and competition matters	25
Business process modernization program	15
Restructuring expenses	10
Officer transition expense	1
Net adjustments related to loss from equity method investment	12
Income tax effect on pre-tax adjustments	(27)
Adjusted net earnings attributable to CDK (b)(c)	$402

	Fiscal 2021
	Point Estimate (a)	Guidance
Diluted net earnings attributable to CDK per share (b)	$2.34	$2.20 - $2.50
Total stock-based compensation	0.40
Amortization of acquired intangible assets	0.12
Transaction and integration-related costs	0.10
Legal and other expenses related to regulatory and competition matters	0.20
Business process modernization program	0.12
Restructuring expenses	0.08
Officer transition expense	0.01
Net adjustments related to loss from equity method investment	0.10
Income tax effect of pre-tax adjustments	(0.22)
Adjusted diluted net earnings attributable to CDK per share (b)(c)	$3.25	$3.10 - $3.40

	Fiscal 2021
	Point Estimate (a)	Guidance
Revenues	$2,025	$2,000 - 2,050

Net earnings attributable to CDK (b)	$289	$270 - 310
Margin	14.3%
Net earnings attributable to noncontrolling interest	8
Provision for income taxes	107
Interest expense	136
Depreciation and amortization	109
Total stock-based compensation	50
Transaction and integration-related costs	12
Legal and other expenses related to regulatory and competition matters	25
Business process modernization program	15
Restructuring expenses	10
Officer transition expense	1
Net adjustments related to loss from equity method investment	18
Adjusted EBITDA (b)(c)	$780	$760 - 800
Adjusted margin	38.5%

(a) The point estimates are arbitrary amounts in the guidance ranges provided and are not meant to represent CDK's forecast of actual results. They are used solely to provide a means to reconcile each non-GAAP guidance range to the most directly comparable GAAP measure in dollars and percentages, where applicable.

(b) Excludes amounts attributable to discontinued operations.

(c) Refer to the Non-GAAP Financial Measures section of this press release for additional information on our non-GAAP adjustments.

CDK Global, Inc.

Performance Metrics

(Unaudited)

CDK management regularly reviews the following key performance measures to evaluate business results and make operating and strategic decisions. These measures are intended to provide directional information regarding trends in our subscription revenues. The following table summarizes these measures for certain subscription revenues in our segments.

	For the three months ended
	September 30, 2019 (a)	December 31, 2019 (a)	March 31, 2020 (a)	June 30, 2020 (a)	September 30, 2020
CDK North America
Automotive
DMS Customer Sites (b)	8,957	8,974	8,948	8,951	8,966
Avg Revenue Per Site (c)	$8,723	$8,858	$9,009	$8,034	$8,902
Adjacencies
DMS Customer Sites (b)	5,775	5,802	5,793	5,768	5,804
Avg Revenue Per Site (c)	$1,733	$1,764	$1,784	$1,661	$1,799
Total CDK North America
DMS Customer Sites (b)	14,732	14,776	14,741	14,719	14,770
Avg Revenue Per Site (c)	$5,984	$6,076	$6,171	$5,533	$6,114
CDK International
DMS Customer Sites (b)	12,973	12,858	12,847	12,722	12,298
Avg Revenue Per Site (c)	$1,519	$1,554	$1,575	$1,417	$1,582

(a) Average revenue per Dealer Management System (DMS) customer site has been updated for fiscal 2020 to reflect budgeted foreign exchange rates for fiscal 2021.

(b) DMS Customer Sites (end of period) - We track the number of retail customer sites with an active DMS that sell vehicles in the automotive and adjacent markets as an indicator of our opportunity set for generating subscription revenue. We consider a DMS to be active if we have billed a subscription fee for that solution during the last billing cycle in the period presented in the table. Adjacent markets include heavy truck dealerships that provide vehicles to the over-the-road trucking industry, recreation dealerships in the motorcycle, powersports, marine, and recreational vehicle industries, and heavy equipment dealerships in the agriculture and construction equipment industries.

(c) Average Revenue Per DMS Customer Site (monthly average for period) - Average revenue per DMS customer site is an indicator of the scope of adoption of our solutions by DMS customers. We monitor changes in this metric to measure the effectiveness of our strategy to deepen our relationships with our current customer base through upgrading and expanding solutions. We calculate average revenue per DMS customer site by dividing subscription revenue generated from our solutions, in an applicable quarterly period by the monthly average number of DMS customer sites in the same period, divided by three. The metric excludes subscription revenue generated from customers not included in our DMS customer site count as well as subscription revenue related to certain installation and training activities that is deferred then recognized as revenue over the life of the contract. Revenue underlying this metric is based on budgeted foreign exchange rates. When we discuss growth in average revenue per DMS customer site, revenue for the comparable prior period has been adjusted to reflect budgeted foreign exchange rates for the current period.

Non-GAAP Financial Measures

We disclose certain financial measures for our consolidated and operating segment results on both a GAAP and a non-GAAP (adjusted) basis. The non-GAAP financial measures disclosed should be viewed in addition to, and not as an alternative to, results prepared in accordance with GAAP. Our use of each of the following non-GAAP financial measures may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures, or reconcile them to the comparable GAAP financial measures, in the same way.

Non-GAAP Financial Measure	Comparable GAAP Financial Measure
Adjusted earnings before income taxes	Earnings before income taxes
Adjusted provision for income taxes	Provision for income taxes
Adjusted net earnings attributable to CDK	Net earnings attributable to CDK
Adjusted diluted earnings attributable to CDK per share	Diluted earnings attributable to CDK per share
Adjusted EBITDA	Net earnings attributable to CDK
Adjusted EBITDA margin	Net earnings attributable to CDK margin
Constant currency revenues	Revenues
Constant currency adjusted earnings before income taxes	Earnings before income taxes
Free cash flow from continuing operations	Net cash flows provided by operating activities

We use adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, adjusted diluted earnings attributable to CDK per share, adjusted EBITDA and adjusted EBITDA margin internally to evaluate our performance on a consistent basis, because those measures adjust for the impact of certain items that we believe do not directly reflect our underlying operations. By adjusting for these items we believe we have more precise inputs for use as factors in (i) our budgeting process, (ii) making financial and operational decisions, (iii) evaluating ongoing segment and overall operating performance on a consistent period-to-period basis and relative to our competitors, (iv) target leverage calculations, and (v) determining incentive-based compensation.

We believe our non-GAAP financial measures are helpful to users of the financial statements because they (i) provide investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permit investors to view performance using the same tools that management uses, and (iii) otherwise provide supplemental information that may be useful to investors in evaluating our ongoing operating results on a consistent basis. We believe that the presentation of these non-GAAP financial measures, when considered in addition to the corresponding GAAP financial measures and the reconciliations to those measures disclosed below, provides investors with a better understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

We incorporated additional adjustments in our calculations of non-GAAP financial measures where management has deemed it appropriate to better reflect our underlying operations. These adjustments are inconsistent in amount and frequency and do not directly reflect our underlying operations. Therefore, management believes that excluding such information provides us with a better understanding of our ongoing operating performance across periods. Prior period information has been revised to conform to the new presentation.

Adjusted Earnings before Income Taxes

Management has excluded the following items from adjusted earnings before income taxes for the periods presented:

•	Total stock-based compensation expense included in cost of revenues and selling, general and administrative expenses.

•	Amortization of acquired intangible assets consists of non-cash amortization of intangible assets such as customer lists, purchased software, and trademarks acquired in connection with business combinations. We exclude the impact of amortization of acquired intangible assets because these non-cash amounts are significantly impacted by the timing and size of individual acquisitions and do not factor into our budgeting process, financial and operational decision making, target leverage calculations, and determination of incentive based pay. Furthermore, management believes that this adjustment enables better comparison of our segment and overall operating results as amortization of acquired intangibles will not recur in future periods once such intangible assets have been fully amortized. Although we exclude amortization of acquired intangible assets from our presentation of adjusted earnings before income taxes, adjusted provision for income taxes, adjusted net earnings attributable to CDK, and adjusted diluted net earnings attributable to CDK per share, we believe that it is important for the users of the financial statements to understand that the associated intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets.

•	Transaction and integration-related costs include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities; and (ii) post-close adjustments to acquisition-related contingent consideration, included in cost of revenues and selling, general and administrative expenses.

•	Legal and other expenses, related to regulatory and competition matters included in selling, general and administrative expenses, and litigation provision.

•	Business process modernization program designed to improve the way we do business for our customers through best-in-class product offerings, processes, governance and systems. The business process modernization program will include a comprehensive redesign in the way we go to market, including the quoting, contracting, fulfilling, and invoicing processes, and the systems and tools we use. The investment to implement this holistic business reform, including the design and implementation of a new ERP system, which began in the first quarter of fiscal 2020, will be completed over a three-year time horizon. The expense is included in cost of revenues and selling, general and administrative expenses.

•	Restructuring expense in fiscal 2020 related to the restructuring plan for the CDKI segment, which was adopted by the Company on May 2, 2020.

•	Officer transition expense includes severance expense in connection with officer departures included in cost of revenues and selling, general and administrative expenses.

•	Net adjustments related to loss from equity method investment includes certain portions of Ansira earnings attributable to the equity interest owned by CDK included in loss from equity method investment.

Adjusted Provision for Income taxes

Management has excluded the following items from adjusted provision for income taxes for the periods presented:

•	Income tax effect of pre-tax adjustments calculated at applicable statutory rates net of applicable permanent differences.

•	In fiscal 2020. a one-time tax benefit of $1.2 million for an adjustment of an accrual for foreign withholding taxes related to undistributed earnings as a result of the Tax Reform Act.

Adjusted Net Earnings Attributable to CDK and Adjusted Diluted Net Earnings Attributable to CDK per Share

For each respective presentation, management has excluded earnings from discontinued operations, net of taxes associated with the Company's divestiture of the Digital Marketing Business, in addition to the items described above for adjusted earnings before income taxes and adjusted provision for income taxes from adjusted net earnings attributable to CDK and adjusted diluted net earnings attributable to CDK per share.

The portion of expense related to noncontrolling interest of $0.1 million and $0.1 million has been removed from amortization of acquired intangible assets during the three months ended September 30, 2020 and 2019, respectively.

Adjusted EBITDA

Management has excluded the following items from net earnings attributable to CDK in order to calculate adjusted EBITDA for the periods presented:

•	Net earnings attributable to noncontrolling interest included in the financial statements.

•	Net earnings from discontinued operations associated with our divestiture of the Digital Marketing Business, which closed on April 21, 2020, included in the financial statements.

•	Provision for income taxes included in the financial statements.

•	Interest expense included in the financial statements.

•	Depreciation and amortization expense included in the financial statements.

•	Total stock-based compensation expense included in cost of revenues and selling, general and administrative expenses.

•	Transaction and integration-related costs include: (i) legal, accounting, outside service fees, and other costs incurred in connection with assessment and integration of acquisitions and other strategic business opportunities and (ii) post-close adjustments to acquisition related contingent consideration, reported in cost of revenues and selling, general and administrative expenses.

•	Legal and other expenses, related to regulatory and competition matters included in selling, general and administrative expenses and litigation provision.

•	Business process modernization program designed to improve the way we do business for our customers through best-in-class product offerings, processes, governance and systems. The business process modernization program will include a comprehensive redesign in the way we go to market, including the quoting, contracting, fulfilling, and invoicing processes, and the systems and tools we use. The investment to implement this holistic business reform, including the design and implementation of a new ERP system, which began in the first quarter of fiscal 2020, will be completed over a three-year time horizon. The expense is included in cost of revenues and selling, general and administrative expenses.

•	Restructuring expense relates to the restructuring plan for the CDKI segment, which was adopted by the Company on May 2, 2020.

•	Officer transition expense includes severance expense in connection with officer departures included in cost of revenues and selling, general and administrative expenses.

•	Net adjustments related to loss from equity method investment included certain portions of Ansira earnings attributable to the equity interest owned by CDK included in loss from equity method investment.

Free Cash Flow

We also review free cash flow from continuing operations as a measure of our ability to generate additional cash from our business operations. Free cash flow from continuing operations is defined as cash flow from operating activities less net cash flows used in operating activities attributable to discontinued operations, amounts paid for capital expenditures and capitalized software and change in restricted cash. Free cash flow from continuing operations should be considered in addition to, rather than as a substitute for consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity.

The change in restricted cash is funds held for clients before remittance to agencies for titling and registration services on behalf of those clients. Funds receivable was $40.9 million and $40.7 million as of September 30, 2020 and June 30, 2020, respectively.

Constant Currency

We use constant currency revenues and constant currency adjusted earnings before income taxes to review revenues and adjusted earnings before income taxes for our consolidated and operating segment results on a constant currency basis to understand underlying business trends. To present these results on a constant currency basis, current period results for entities reporting in currencies other than the U.S. dollar were translated into U.S. dollar using the average monthly exchange rates for the comparable prior period. As a result, constant currency results neutralize the effects of foreign currency.